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                          COLUMBIA CORPORATE BOND FUND
                                  (THE "FUND")

             SUPPLEMENT TO THE PROSPECTUSES DATED SEPTEMBER 1, 2004

     The Board of Trustees of the Fund has determined that the Fund should be terminated and that the Fund's net assets be distributed to shareholders in liquidation of the Fund. The effective date of the termination will be in the second quarter of 2005. Any assets of the Fund remaining on such date after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for will be reduced to distributable form and distributed to the remaining shareholders of the Fund on such date in liquidation of their shares of the Fund. For information regarding the Fund, please call 1-800-345-6611 or visit the Fund's website at www.columbiafunds.com. You can redeem your shares of the Fund at any time prior to the liquidation date and receive the net asset value of your shares as described in the Fund's prospectus. You should consult your tax adviser regarding the tax treatment applicable to the liquidation of the Fund's shares for federal income tax purposes, as well as possible state and local tax consequences.

                                                               February 16, 2005